EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Pacific Health Care Organization, Inc. (the “Company”) for the periods ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Tom Kubota, Chief Executive Officer of the Company and Fred Odaka, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 12, 2015                                           /s/ Tom Kubota
Tom Kubota
Chief Executive Officer

Date: November 12, 2015                                           /s/ Fred Odaka
Fred Odaka
Chief Financial Officer